UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 7, 2025

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASB	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum. Perp Pref Stock, Srs E	ASB PrE	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum. Perp Pref Stock, Srs F	ASB PrF	The New York Stock Exchange
6.625% Fixed Rate Reset Subordinated Notes due 2033	ASBA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On May 8, 2025, Associated Banc-Corp (the “Company”) announced that David Stein, Executive Vice President, Head of Consumer and Business Banking, will retire from his position effective July 1, 2025 (the “Effective Date”). On the Effective Date, Mr. Stein will transition to the position of Strategic Advisor and Madison Market President and continue in that role until his retirement from employment with the Company on December 31, 2025.

In accordance with the terms of the Employment Transition – Letter Agreement dated May 7, 2025, between the Company and Mr. Stein (the “Letter Agreement”), upon the Effective Date until his retirement, Mr. Stein will receive a base salary of $25,000 per month. He will continue to be entitled to participate in the Company’s short-term incentive program through June 30, 2025, and to vest in any unvested awards under the Company’s long-term incentive plans. Mr. Stein will be eligible for a performance-based award equal to $25,000, payable following his retirement date based on meeting certain performance expectations relating to corporate strategy and strategic initiatives.

The foregoing summary of the material terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by the terms of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On May 8, 2025, the Company issued a press release announcing Mr. Stein’s retirement from the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employment Transition Letter Agreement dated May 7, 2025, between Associated Banc-Corp and David Stein

99.1	Press Release issued May 8, 2025

104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

Dated: May 9, 2025	By:	/s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary

3